Exhibit 99.1

NEWS RELEASE
www.vocaltec.com

MAGICJACK REPORTS THIRD QUARTER 2015 FINANCIAL RESULTS

•	Total net revenues of $25.4 million, access rights renewal revenues were $16.2 million
•	GAAP operating income of $7.5 million, Adjusted EBITDA of $9.7 million
•	GAAP diluted EPS of $0.20, non-GAAP diluted EPS of $0.37
•	Generated $5.7 million in free cash flow
•	Churn reduced to 2.7%
•	Cash and cash equivalents of $79.6 million and no debt as of September 30, 2015
•	Repurchased approximately $8.4 million of stock during Q3
•	Increasing FY15 Adjusted EBITDA guidance to approximately $34 million

West Palm Beach, Fla. and Netanya, Israel, November 9, 2015 – magicJack VocalTec Ltd. (Nasdaq: CALL), a leading VoIP cloud-based communications company, today announced financial results for the third quarter ended September 30, 2015.

“We were pleased with our execution during the third quarter with ongoing improvement in the company’s free cash flow generation,” said Gerald Vento, President and CEO of magicJack VocalTec. “We remain committed to executing on the various growth initiatives that we have underway and to maximizing overall shareholder value.”

Third Quarter 2015 Financial Highlights:

–
Net revenues: Total net revenues for the third quarter of 2015 were $25.4 million. Net revenues from the sales of magicJack devices were $4.5 million and access rights renewal revenues were $16.2 million, and accounted for 64% of total net revenues. Prepaid minute revenues were $2.0 million and access and wholesale charges were $1.6 million during the quarter. Other revenue contributed the remaining $1.1 million of total net revenues during the third quarter of 2015.

–	Operating income: GAAP operating income for the third quarter of 2015 was $7.5 million.

–	Adjusted EBITDA: Adjusted EBITDA for the third quarter of 2015 was $9.7 million.

–	Net income: GAAP net income for the third quarter of 2015 was $3.3 million or $0.20 GAAP diluted net income per share based on 16.7 million weighted-average diluted ordinary shares outstanding.

–
Non-GAAP net income: Non-GAAP net income for the third quarter of 2015 was $6.1 million or $0.37 non-GAAP net income per share based on 16.7 million weighted-average diluted ordinary shares outstanding.

Cash and free cash flow: As of September 30, 2015, magicJack VocalTec had cash and cash equivalents of $79.6 million and no debt. During the third quarter of 2015, the company generated $5.7 million in free cash flow.

NEWS RELEASE
www.vocaltec.com

A reconciliation of GAAP to non-GAAP measures, as well as the calculation of free cash flow has been provided in the tables included below in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Measures.”

Additional Third Quarter 2015 and Recent Highlights:

–	As of September 30, 2015, magicJack had an estimated 2.53 million active MJ subscribers, which are defined as device users that are under an active subscription contract.

–	magicJack activated 119,000 subscribers during the third quarter of 2015. Activations are defined as devices that become activated on to a subscription contract during a given period.

–	During the quarter ended September 30, 2015, magicJack’s average monthly churn was 2.7%.

–	During the quarter ended September 30, 2015, magicJack VocalTec Ltd. repurchased 1,074,471 shares of common stock at an average price of $7.83 per share as part of its stock repurchase program.

–
Taking into account shares repurchased through October 31, 2015, the company has repurchased a total of over 2.1 million shares at an average price of $8.34, or approximately $17.9 million as of that date.

NEWS RELEASE
www.vocaltec.com

Quarterly Conference Call:

magicJack VocalTec will host a conference call today at 5:00 p.m. EST to review the company's financial results for the third quarter of 2015. To access this call, dial 1-877-723-9522 (United States), or 1-718-325-4940 (international), with conference ID #337847. A live webcast of the conference call will be accessible from the investor relations page of magicJack VocalTec’s website at http://www.vocaltec.com and a recording will be archived and accessible at http://www.vocaltec.com/events.cfm. A recording of this conference call will also be available through November 23, 2015, by dialing 1-877-870-5176 (United States), or 1-858-384-5517 (international). The recording access code is #337847.

About magicJack VocalTec Ltd.

magicJack VocalTec Ltd. (Nasdaq: CALL), the inventor of magicJack and a pioneer in Voice over IP (VoIP) technology and services, is a leading cloud communications company. With its easy-to-use, low cost solution for telecommunications, the Company has sold more than 11 million award-winning magicJack devices, now in its fifth generation, has millions of downloads of its free calling app, and holds more than 30 technology patents. magicJack is the largest-reaching CLEC (Competitive Local Exchange Carrier) in the United States in terms of area codes available and number of states in which it is certified.

NEWS RELEASE
www.vocaltec.com

Non-GAAP Measures

The non-GAAP measures shown in this release exclude various items detailed further below.

–
magicJack defines adjusted EBITDA as GAAP operating income excluding: depreciation and amortization, share-based compensation, impairment of intangible assets, transaction related expenses, severance payments, provision for device returns, transition costs related to introduction of a new device, a reversal of unused price protection accrual, the net change to provision for bad debt expense and a legal settlement.

–
magicJack defines non-GAAP net income as GAAP net income excluding: share-based compensation, impairment of intangible asset, transaction related expenses, severance payments, provision for device returns, transition costs related to introduction of a new device, a reversal of unused price protection accrual, the net change to provision for bad debt expense, a legal settlement, gain on investments, decrease in tax valuation allowance, foreign currency revaluations on tax assets and net uncertain tax positions.

–	magicJack defines free cash flow as net cash provided by operating activities minus capital expenditures.

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included with the financial information included in this press release. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to management and investors regarding financial and business trends related to the company's results of operations. Further, management believes that these non-GAAP measures improve management's and investors' ability to compare the company's financial performance with other companies in the technology industry. Because these items vary significantly between companies, it is useful to compare results excluding these amounts as identified below.

NEWS RELEASE
www.vocaltec.com

Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this press release, including statements about our projected cash flows, strategy, future operations, new product introductions and customer acceptance, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. These factors include, among other things: changes to our business resulting from increased competition; our ability to develop, introduce and market innovative products, services and applications; our ability to expand our network of retail partners and to increase sales of magicJack devices; our ability to successfully integrate the magicJack GO and magicJack Express devices with our mobile app; our ability to successfully monetize our mobile app and market it globally; delays in development we may experience with respect to magicJack devices or our mobile app; our customer turnover rate and our customer acceptance rate; changes in general economic, business, political and regulatory conditions; availability and costs associated with operating our network and our ability to control costs; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies; the degree of legal protection afforded to our products; changes in the composition or restructuring of us or our subsidiaries and the successful completion of acquisitions, divestitures and joint venture activities; and the various other factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Such factors, among others, could have a material adverse effect upon our business, results of operations and financial condition. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

magicJack® is a registered trademark of magicJack VocalTec Ltd. All other product or company names mentioned are the property of their respective owners.

Contact:

Seth Potter
Investor Relations
561-749-2255
ir@vocaltec.com

NEWS RELEASE
www.vocaltec.com

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)
(Unaudited)	Quarter	Quarter	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
Net revenues	$25,409	$25,813	$76,331	$90,606
Cost of revenues	8,225	9,477	26,361	33,891
Gross profit	17,184	16,336	49,970	56,715
Operating expenses:
Marketing	2,357	6,244	6,940	15,230
General and administrative	6,286	9,402	21,297	26,721
Research and development	1,088	1,494	3,418	4,613
Total operating expenses	9,731	17,140	31,655	46,564
Operating income	7,453	(804)	18,315	10,151
Other income (expense):
Gains on investments	-	-	-	37
Interest and dividend income	6	13	23	108
Interest expense	-	(34)	(57)	(154)
Other income (expense), net	4	1	(2)	4
Total other income (expense)	10	(20)	(36)	(5)
Income (loss) before income taxes	7,463	(824)	18,279	10,146
Income tax expense (benefit)	4,152	(823)	6,708	2,559
Net income (loss)	$3,311	$(1)	$11,571	$7,587

Earnings (loss) per ordinary share:
Basic	$0.20	$(0.00)	$0.66	$0.43
Diluted	$0.20	$(0.00)	$0.66	$0.43
Weighted average ordinary shares outstanding:
Basic	16,651	17,832	17,400	17,830
Diluted	16,658	17,832	17,426	17,832

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NEWS RELEASE
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CONDENSED CONSOLIDATED BALANCE SHEETS INFORMATION

(In thousands)
(Unaudited)
	As of	As of
ASSETS	30-Sep-15	31-Dec-14
Current Assets
Cash and cash equivalents	$79,569	$75,945
Marketable securities, at fair value	367	367
Accounts receivable, net of allowance for doubtful accounts and billing adjustments	2,568	3,903
Inventories	6,240	5,635
Deferred costs	1,838	2,765
Deferred tax assets, current	9,115	13,341
Prepaid income taxes	-	12,513
Deposits and other current assets	2,079	1,170
Total current assets	101,776	115,639

Property and equipment, net	3,520	3,564
Intangible assets, net	7,177	9,473
Goodwill	32,304	32,304
Deferred tax assets, non-current	30,798	32,510
Deposits and other non-current assets	749	743
Total Assets	$176,324	$194,233

LIABILITIES AND CAPITAL EQUITY
Current Liabilities
Accounts payable	$1,322	$2,879
Income tax payable	2,369	9,197
Accrued expenses and other current liabilities	5,452	8,406
Deferred revenue, current portion	53,280	56,445
Total current liabilities	62,423	76,927

Deferred revenue, net of current portion	51,078	54,782
Other non-current liabilities	11,919	13,438
Total Capital Equity	50,904	49,086
Total Liabilities and Capital Equity	$176,324	$194,233

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NEWS RELEASE
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CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)
(Unaudited)	Nine Months	Nine Months
	Ended	Ended
	30-Sep-15	30-Sep-14
Cash flows from operating activities:
Net income	$11,571	$7,587
Provision for doubtful accounts and billing adjustments	70	(64)
Share-based compensation	3,906	5,714
Depreciation and amortization	2,877	3,811
Impairment of intangibe aset	-	2,464
(Decrease) increase of uncertain tax position	(1,124)	351
Deferred income tax provision (benefit)	6,105	(1,105)
Interest expense - non-cash	57	154
Gains on investments	-	(37)
Changes in operating assets and liabilities	(4,131)	4,631
Net cash provided by operating activities	19,331	23,506
Cash flows from investing activities:
Proceeds from sales of investments	-	9,094
Purchases of property and equipment	(548)	(1,911)
Acquisition of intangible assets	-	(15)
Net cash (used in) provided by investing activities	(548)	7,168
Cash flows from financing activities:
Purchase of treasury stock	(13,565)	-
Payment of other current liabilities	(1,500)	(1,500)
Repurchase of shares to settle withholding liability	(94)	-
Proceeds from exercise of ordinary share options	-	27
Net cash used in financing activities	(15,159)	(1,473)

Net increase in cash and cash equivalents	3,624	29,201
Cash and cash equivalents, beginning of period	75,945	45,997
Cash and cash equivalents, end of period	$79,569	$75,198

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NEWS RELEASE
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RECONCILIATION OF OPERATING INCOME TO ADJUSTED EBITDA

(In thousands)
(Unaudited)	Quarter	Quarter	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
GAAP Operating income	$7,453	$(804)	$18,315	$10,151
Depreciation and amortization	853	981	2,877	3,811
Share-based compensation	1,206	1,462	3,906	5,714
Impairment of intangble asset	-	2,464	-	2,464
Transaction related expenses	75	-	659	-
Severance payments	148	-	1,331	-
Provision for device returns	-	270	(52)	587
Transition costs related to introduction of new device	-	152	5	358
Reversal of unused price protection accrual	-	-	-	(123)
Net change to provision for bad debt expense	(2)	(379)	74	(117)
Legal settlement	-	-	675	-
Adjusted EBITDA	$9,733	$4,146	$27,790	$22,845

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NEWS RELEASE
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RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(In thousands)
(Unaudited)	Quarter	Quarter	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
GAAP Net income	$3,311	$(1)	$11,571	$7,587
Share-based compensation	1,206	1,462	3,906	5,714
Impairment of intangible asset	-	2,464	-	2,464
Transaction related expenses	75	-	659	-
Severance payments	148	-	1,331	-
Provision for device returns	-	270	(52)	587
Transition costs related to introduction of new device	-	152	5	358
Reversal of unused price protection accrual	-	-	-	(123)
Net change to provision for bad debt expense	(2)	(379)	74	(117)
Legal settlement	-	-	675	-
Gain on investments	-	-	-	(37)
Decrease in tax valuation allowance	(676)	-	(149)	-
Foreign currency revaluations on tax assets	2,002	-	700	-
Uncertain tax positions, net	48	-	(247)	-
Non-GAAP Net income	$6,112	$3,968	$18,473	$16,433

GAAP earnings per ordinary share – Diluted	$0.20	$(0.00)	$0.66	$0.43
Share-based compensation	0.07	0.08	0.22	0.32
Impairment of intangible asset	-	0.14	-	0.14
Transaction related expenses	0.00	-	0.04	-
Severance payments	0.01	-	0.08	-
Provision for device returns	-	0.02	(0.00)	0.03
Transition costs related to introduction of new device	-	0.01	0.00	0.02
Reversal of unused price protection accrual	-	-	-	(0.01)
Net change to provision for bad debt expense	(0.00)	(0.02)	0.00	(0.01)
Legal settlement	-	-	0.04	-
Gain on investments	-	-	-	(0.00)
Release of tax valuation allowance	(0.04)	-	(0.01)	-
Foreign currency revaluations on tax assets	0.12	-	0.04	-
Uncertain tax positions, net	0.00	-	(0.01)	-
Non-GAAP Earnings per share – Diluted	$0.37	$0.22	$1.06	$0.92

Weighted average ordinary shares outstanding - Diluted:	16,658	17,832	17,426	17,832

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)
(Unaudited)	Quarter	Quarter	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
Net cash provided by operating activities	$5,656	$3,428	$19,331	$23,506
Less: Capital expenditures	-	(244)	(548)	(1,911)
Free cash flow	$5,656	$3,184	$18,783	$21,595